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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                               September 27, 1996
                (Date of Report, date of earliest event reported)


                               STAGE STORES, INC.
                       (Formerly Apparel Retailers, Inc.)
             (Exact name of Registrant as specified in its charter)



                Delaware          33-68258        76-0407711
              ---------------   -----------      ------------
              (State or other   (Commission      (IRS Employer
              jurisdiction of   File Number)     Identification
              incorporation)                     No.)


  10201 Main Street, Houston, Texas                                 77025
  --------------------------------------                          -----------
  (Address of principal executive offices)                         (Zip Code)


                                 (713) 667-5601
              (Registrant's telephone number, including area code)


                                 Not Applicable
             (Former name or address, if changed since last report)

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ITEM 5. Other Events.

       On September 27, 1996, Stage Stores, Inc. (the "Company"), announced that it had commenced an offer to purchase all of the Company's outstanding 12-3/4% Series B Senior Discount Debentures Due 2005 (the "Debentures") from any and all registered holders thereof (the "Holders"). At the same time, the Company is soliciting consents from Holders of the Debentures to certain proposed amendments to the indenture governing the Debentures. In addition, the Company's wholly-owned subsidiary, Specialty Retailers, Inc., announced that it intends to solicit consents to certain proposed amendments to the indentures governing its 10% Senior Notes Due 2000 and its 11% Senior Subordinated Notes Due 2003.

         A press release announcing the actions described above was issued by the Company on September 27, 1996 and is attached hereto as Exhibit 99.1.


ITEM 7. Financial Statements and Exhibits.

         (a)   Financial Statements:

               Not applicable.

         (b)   Pro Forma Financial Information:

               Not applicable.

         (c)   Exhibits:

            99.1 Press Release dated September 27, 1996 issued by the Company.



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                                                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          STAGE STORES, INC.



September 27, 1996                        /s/ Jerry C. Ivie
(Date)                                    ------------------------------
                                          Jerry C. Ivie
                                          Senior Vice President,
                                          Secretary and Treasurer
                                          (Principal Accounting Officer)

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                                                     FOR IMMEDIATE RELEASE:

                                                     CONTACT: JIM MARCUM
                                                              CHIEF FINANCIAL
                                                              OFFICER
                                                              (713) 524-7626

                                                              MAGGI JONES
                                                              PUBLIC RELATIONS
                                                              (713) 524-7626



                        STAGE STORES, INC. ANNOUNCES ITS
                         INTENTION TO PROCEED WITH PLANS
                             TO PURCHASE DEBENTURES

HOUSTON, Texas--Stage Stores, Inc. (the "Company") announced today plans to recommence its offer to purchase (the "Stage Offer"), through its wholly-owned subsidiary, Stage Stores Subsidiary, Inc., all of the Company's outstanding 12-3/4% Series B Senior Discount Debentures Due 2005 (the "Debentures") from any and all registered holders thereof (the "Holders"). The tender price for the Debentures is $884.90 per $1,000 principal amount (109.893% of accreted value as of October 29, 1996) and is contingent upon the completion of an initial public offering of the Company's Stock.

At the same time, Stage is soliciting consents (the "Stage Solicitation") from Holders of the Debentures to certain proposed amendments to the indenture governing the Debentures. Holders of the Debenture that consent to the proposed amendments will be paid consideration of $20.00 per $1,000 principal amount of the Debentures if the proposed amendments become operative.

In addition, the Company's wholly-owned subsidiary, Specialty Retailers, Inc., announced that it intends to solicit consents (the "Specialty Solicitation") to certain proposed amendments to the indentures governing its 10% Senior Notes Due 2000 and its 11% Senior Subordinated Notes Due 2003 (collectively the "Notes").

The Stage Offer and the Stage Solicitation will expire at 12:00 midnight EST on October 24, 1996, unless extended in accordance with their terms.


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Donaldson, Lufkin & Jenrette Securities Corporation is the Dealer Manager for
the Stage Offer and the Solicitation Agent for the Stage Solicitation and will be the Solicitation Agent for the Specialty Solicitation.

The Company has filed a registration statement relating to the sale of its common stock with the Securities and Exchange Commission but such registration statement has not yet become effective. The securities may not be sold nor may offers to buy be accepted prior to the time the registration statement is filed and becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

A copy of the prospectus relating to the initial public offering can be obtained from:

                                            CS First Boston
                                            Park Avenue Plaza
                                            55 East 52nd Street
                                            New York, New York 10055

A copy of the Tender Statement can be obtained from Joe Muratore of Donaldson, Lufkin & Jenrette, phone number (212) 892-4753.